UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2006


                             URANIUM RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

     Delaware                        0-17171                    75-2212772
     --------                        -------                    ----------
 (State or other            (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                            Identification No.)
  incorporation)


 650 South Edmonds, Suite 108, Lewisville, TX                     75067
   (Address of principal executive offices)                      Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the communications pursuant to Rule 425 under the Securities

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On November 9, 2006 the Registrant issued a press release announcing they have retained Kei Advisors LLC, as their investor relations advisory firm.

     On November 10, 2006 the Registrant issued a press release announcing they have launched an internal evaluation to determine the feasibility of developing a conventional mining and milling complex based on several of the Company's New Mexico properties that are less amenable to in-situ recovery mining methods.

     On November 13, 2006 the Registrant issued a press release announcing the timing of the release of their third quarter results and their company-hosted teleconference.

     Copies of these press releases are attached hereto as Exhibit 99.1, 99.2 and 99.3 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     Exhibit 99.1 Press Release dated November 9, 2006.
     Exhibit 99.2 Press Release dated November 10, 2006.
     Exhibit 99.3 Press Release dated November 13, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              URANIUM RESOURCES, INC.


Date: November 13, 2006                       /s/ Thomas H. Ehrlich
                                              ----------------------------------
                                              Thomas H. Ehrlich
                                              Vice President and Chief Financial
                                              Officer

Exhibit Index

Exhibit Number             Description
--------------             -----------
Exhibit 99.1               Press Release dated November 9, 2006
Exhibit 99.2               Press Release dated November 10, 2006
Exhibit 99.3               Press Release dated November 13, 2006